Exhibit 32.1

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant To
                  Section 906 of the Sarbanes-Oxley Act of 2002



         In connection with the Quarterly Report of Castelle (the "Company") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott C. McDonald, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                  /s/ Scott C. McDonald
         Name:    Scott C. McDonald
         Title:   Chief Executive Officer

         Date:    November 12, 2003

A signed original of this written statement required by Section 906 has been provided to Castelle and will be retained by Castelle and furnished to the Securities and Exchange Commission or its staff upon request.


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